                                                                    Exhibit 10.4

                 [LETTERHEAD OF STORYFIRST COMMUNICATIONS, INC.]

John T. Healy                                                  August 10, 2004
c/o The H.A.M. Media Group, LLC
305 Madison Avenue
Suite 3016
New York, NY 10017
USA

Dear Mr. Healy:

      Reference is made to the Stock Option Agreement dated January 1, 2003 between StoryFirst Communications, Inc. (the "Company") and John T. Healy (the
"Option"). Further reference is made to the Amended and Restated Consulting
Agreement dated July 1, 2000 (the "Consulting Agreement") between the Company and The H.A.M. Media Group, LLC ("HMG"). Pursuant to Section 3.4 of the
Consulting Agreement, options were to be granted to HMG, an entity affiliated with Mr. Healy. When the Option was granted it was erroneously granted n the name of Mr. Healy instead of HMG.

      To correct this error, Section 1(o) of the Option is hereby amended by deleting such subsection in its entirety and replacing it with the following:

            "(o)  Optionee means The H.A.M. Media Group, LLC.

Further, Section 7(a) of the Option is hereby amended by deleting it in its entirety and replacing it with the following:

            "(a)  Should John T. Healy die while the Option is outstanding, the
Option shall lapse and shall cease to be outstanding six months following Mr.
Healy's death, but in no event shall the Option be exercisable at any time after the Expiration Date.

      Please acknowledge your acceptance, and HMG's acceptance, of this amendment by countersigning this letter below and retuning a countersigned copy of this letter to me by fax on +7 095 785 6349.

                                     STORYFIRST COMMUNICATIONS, INC.

                                     By: /s/ L/ Tate Fite
                                         -------------------------------
                                             L. Tate Fite
                                             Chief Financial Officer

Acknowledged and agreed:

        /s/ John T. Healy
        ---------------------------------
        John T. Healy

Date:   August 10, 2004
        ---------------------------------

THE H.A.M. MEDIA GROUP, LLC

By:     /s/ John T. Healy
        ---------------------------------

Name:   John T. Healy
        ---------------------------------

Title:  Principal Director/Consultant
        ---------------------------------

Date:   August 10, 2004
        ---------------------------------